UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed in our Form 8-K filed on May 28, 2025, EchoStar Corporation (“EchoStar”) received a letter from the Chairman of the Federal Communications Commission (the “FCC”) on May 9, 2025, indicating that the FCC was beginning a review of our compliance with certain of our federal obligations to provide 5G service in the United States and raising certain questions regarding our September 2024 buildout extension and mobile-satellite service (“MSS”) utilization in the 2GHz band (the “Letter”). We responded to the Letter and the related public notices with a filing on May 27, 2025, which is available on the FCC’s website at https://www.fcc.gov/ecfs/document/105280597605377/1 (the “Response”).

The Letter and public notices introduce the possibility of reversing prior FCC grants of authority to us. This uncertainty over our spectrum rights has effectively frozen our ability to make decisions regarding our Boost business, including continued network buildout and adversely impacts our ability to implement and adjust our overall business plan and requires us to re-evaluate the deployment of our resources. In light of this uncertainty, we have elected not to make an approximately $326 million cash interest payment due on May 30, 2025 (the “Interest Payment”) with respect to our 10.75% senior spectrum secured notes due 2029 (the “2029 Spectrum Notes”). Under the indenture governing the 2029 Spectrum Notes (the “2029 Spectrum Notes Indenture”), such non-payment is a default and we have a 30-day grace period to make the Interest Payment before such non-payment constitutes an Event of Default (as such term is defined in the 2029 Spectrum Notes Indenture) with respect to the 2029 Spectrum Notes. The Company has elected not to make the Interest Payment to allow time for the FCC to provide the relief requested in our Response prior to the expiration of the 30-day grace period, so that we may confidently continue investing in our network buildout and expansion of our Boost business and MSS service.

As detailed in our filings with the SEC and FCC, we are confident that we have met, and have fully demonstrated that we have met, all applicable 5G buildout milestones.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: May 30, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary